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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 20, 2000


                                   AETNA INC.
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             (Exact Name of Registrant as Specified in its Charter)



    Connecticut                  1-11913                    02-0488491
   ---------------              -----------             ----------------
   (State or Other              (Commission               (IRS Employer
   Jurisdiction of              File Number)         Identification No.)
    Incorporation)




         151 Farmington Avenue
         Hartford, Connecticut                            06156
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(Address of Principal Executive Offices)               (Zip Code)




                                 (860) 273-0123
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              (Registrant's telephone number, including area code)




                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)





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ITEM 5.  Other Events.

     On July 20, 2000, Aetna Inc. issued a press release announcing that it has reached a definitive agreement to sell its financial services and international businesses to ING Group. The information set forth above is qualified in its entirety by reference to the press release issued by Aetna Inc. on July 20, 2000, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Exhibit 99.1 - Press Release issued by Aetna Inc. July 20, 2000.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       AETNA INC.



Date: July 20, 2000                 By:/s/ Alan M. Bennett
                                       ---------------------------------
                                       Name: Alan M. Bennett
                                       Title: Vice President and
                                              Corporate Controller